Exhibit 10.39

GUARANTY AGREEMENT

This Guaranty Agreement (the “Guaranty”) is made effective as of the 21st day of April, 2021, by DAVID SOBELMAN, an individual (“Guarantor”), to and for the benefit of THE BANK OF TAMPA, a Florida banking corporation, its successors and/or assigns, as their interests may appear (hereinafter referred to as “Bank”).

W I T N E S S E T H:

WHEREAS, Bank has extended that certain term loan in the original principal amount of Eight Hundred Fifty Thousand and No/100 Dollars ($850,000.00) (the “Loan”) to GIPFL 702 TILLMAN PLACE, LLC, a Delaware limited liability company (“Borrower”); and

WHEREAS, subject to the occurrence of a Triggering Event (as defined below), Guarantor has agreed absolutely and unconditionally to guarantee (i) any and all debts, liabilities, obligations, agreements and undertakings of Borrower to Bank, (ii) the principal balance of the Loan from time to time outstanding, together with accrued and unpaid interest thereon, plus any and all costs and expenses that may be incurred by Bank in connection with its enforcement of, or its collection of amounts from time to time due and payable under, this Guaranty, the promissory note evidencing the Loan (as may be amended, restated, modified or supplemented at any time or from time to time, the “Note”), that certain Loan Agreement dated of even date herewith by and between Bank and Borrower (as may be amended, restated, modified or supplemented at any time or from time to time, the “Loan Agreement”) and any and all other documents executed by Borrower or any other person in connection with the Loan, including all documents evidencing, securing or relating to the Loan (the Note, the Loan Agreement and all such other documents evidencing, securing or relating to the Loan being hereinafter collectively called the “Loan Documents”), and (iii) the performance by Borrower of all of its obligations under the Loan Documents. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

NOW, THEREFORE, for and in consideration of the premises, the funds advanced or to be advanced by Bank to Borrower, and in order to induce Bank to make the Loan to Borrower, Guarantor hereby:

1. Subject to and only upon the occurrence of a Triggering Event, absolutely and unconditionally guarantees, jointly and severally with all other persons or entities now or hereafter liable, (i) the prompt and punctual payment of (a) any and all debts, liabilities, obligations, agreements and undertakings of Borrower to Bank whether now existing or hereafter incurred, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any other change or changes in the terms, covenants and conditions thereof now or at any time hereafter made or granted, (b) all liabilities, obligations, agreements and undertakings of Borrower to Bank or its affiliates pursuant to any interest rate hedge agreement or other derivative transaction agreement, (c) all obligations of Borrower under the Note as the Note is hereafter amended, modified, extended, renewed, rearranged, compromised, increased or accelerated, (d) all indebtedness now or hereafter evidenced or secured by the Loan Documents, or any of them, and including any sums advanced and any expenses incurred by Bank pursuant to this Guaranty, the Note or the Loan Documents, and (e) all costs of collection and protection of Bank’s rights, including attorneys’ fees and all costs and expenses incurred by Bank to enforce any of its rights, remedies or recourses under the Loan Documents, including, without limitation, legal fees, servicing fees, trustee costs, transfer taxes and all other costs and expenses in connection with any foreclosure, deed in lieu of foreclosure or non-judicial sale of the Property, and (ii) the due and punctual performance and observance by Borrower of all of the other terms, covenants and conditions imposed on Borrower by the Loan Documents, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any other change or changes in the terms, covenants and conditions thereof now or at any time hereafter made or granted. There shall be no liability of Guarantor under this Guaranty unless a Triggering Event has occurred. This Guaranty shall be deemed continuing and shall apply whether the obligations guaranteed hereby are secured by security agreements, collateral assignments, mortgages, securities or any other type or kind of security and whether such security is acquired in the regular course of business, by pledge or other collateral agreement or by purchase and whether any security is endorsed with or without recourse. This Guaranty is a guaranty of payment and not merely of collection.

2. Waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time of payment, notice of acceptance of this Guaranty, notice of nonpayment, nonpayment at maturity and all indulgences and notices of every kind, and further consents to (i) any and all forbearances and extensions of the time of payment of any or all of the obligations or indebtedness hereby guaranteed, (ii) any and all modifications to the terms, covenants and conditions of the Loan Documents, (iii) any and all substitutions, exchanges or releases of all or any part of the collateral for the Loan or for any obligations or indebtedness hereby guaranteed, and (iv) any and all releases of any other persons or entities now or hereafter liable for payment of the Loan or any portion thereof or for payment of any obligations or indebtedness hereby guaranteed or any portion thereof; it being the intention hereof that Guarantor shall remain liable under this Guaranty until the terms, covenants and conditions of the Loan Documents have been fully performed and observed by Borrower, notwithstanding any act, omission or event that might otherwise operate as a legal or equitable discharge of Guarantor. Guarantor hereby expressly waives any requirement of notice to, or any requirement that Bank obtain the further consent of, Guarantor in connection with any of the acts, omissions and events contemplated by the preceding sentence, regardless of the frequency with which they may occur, and further agrees that this Guaranty shall apply with equal force and effect to any and all renewals, modifications, re-castings, restructurings and consolidations of any or all of the obligations or indebtedness guaranteed hereby.

3. Waives any claim, right or remedy that Guarantor may now have or hereafter acquire against Borrower arising under or by reason of this Guaranty or Guarantor’s performance of its obligations hereunder, including, without limitation, any claim, right or remedy of subrogation, reimbursement, exoneration, contribution or indemnification or participation in any claim, right or remedy of Bank against Borrower, or any security that Bank may now have or hereafter acquire, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

4. Agrees that, if at any time all or any part of any payment theretofore applied by Bank to any indebtedness or liability of Borrower is, or must be, rescinded or returned by Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), then, to the extent such payment is or must be rescinded or returned, the indebtedness or liability to which the same was applied shall, for purposes of this Guaranty, be deemed to have continued in full force and effect notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such indebtedness or liability as though such application had not been made.

5. Agrees that no act or omission of any kind by Bank, or any agent, officer or employee of Bank, or any of them, shall affect or impair this Guaranty and neither Bank nor any such agent, officer or employee shall have any duties to Guarantor. Guarantor hereby agrees that its obligations hereunder (i) are and shall be absolute and primary and shall be complete and binding as to Guarantor upon Guarantor’s execution of this Guaranty, (ii) are not subject to any conditions precedent or otherwise, including, without limitation, any oral conditions, and (iii) are joint and several obligations of all parties executing this Guaranty.

6. Agrees that this Guaranty may be enforced by Bank without first resorting to or exhausting any other security or collateral or without first having recourse on the Loan Documents, or any of them, or to any property or security covered by any of the Loan Documents; provided, however, that nothing herein contained shall prevent Bank from first suing on the Loan Documents, or any of them.

7. Agrees that Bank may, from time to time, without notice to Guarantor, assign or transfer any or all of the obligations guaranteed hereby, or any interest therein; and notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such obligations shall be and remain obligations guaranteed hereby, and each and every immediate and successive assignee or transferee of any of such obligations, or of any interest therein, shall, to the extent of the interest of such assignee or transferee in such obligation, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were Bank.

8. Agrees that the obligations of Guarantor hereunder shall be continuing and irrevocable, that no failure by Bank to exercise any of its rights under this Guaranty shall be a waiver of such rights or of any default hereunder by Guarantor and that no purported modification or waiver hereof shall be binding upon Bank unless the same is in writing and signed by a duly authorized officer of Bank.

9. Agrees that, wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or impairing the remainder of such provision or any other provisions of this Guaranty.

10. Agrees to pay all reasonable costs and expenses of every kind incurred by Bank (including, without limitation, the reasonable attorneys’ and legal assistants’ fees incurred by Bank for, or in connection with, advice, suit, appeal, any insolvency or other proceedings under the Federal Bankruptcy Code or otherwise) in connection with Bank’s (i) enforcement of this Guaranty, (ii) enforcement of Bank’s rights under the Loan Documents, (iii) realization on or protection of any collateral for this Guaranty, and (iv) collection of any amounts now or hereafter due to Bank pursuant to the Loan Documents or this Guaranty (including any amounts evidenced by one or more final judgments in favor of Bank).

11. Agrees to furnish to Bank (i) during the term of the Loan, as soon as available and, in any event, no later than twelve (12) months from the last submission of a personal financial statement from Guarantor, a personal financial statement of Guarantor in a form and detail acceptable to Bank; (ii) during the term of the Loan, as soon as practical and, in any event, within thirty (30) days of filing, copies of the federal income tax returns (including all schedules) of Guarantor, and, if requested by Bank, copies of any extensions of the filing date; (iii) within five (5) days after receipt of written request, any other financial material, information, reports, documents or summaries reasonably requested by Bank; and (iv) prompt written notification of any change in the condition of Guarantor, financial or otherwise, that may materially and adversely affect the ability of Guarantor to perform its obligations under this Guaranty.

12. Represents and warrants to Bank that (i) the financial statements for Guarantor that have been furnished to Bank disclose all known material liabilities, direct and contingent, as of their respective dates and there has been no change in the condition of Guarantor, financial or otherwise, since the date of the most recent financial statements furnished to Bank other than changes in the ordinary course of business, none of which changes has been materially adverse, and (ii) Guarantor shares a community of economic interest with Borrower and has received, or will receive, direct or indirect benefit from the making of this Guaranty and the obligations guaranteed hereby.

13. Represents to Bank that there is not now pending against or affecting Guarantor, nor to the knowledge of Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any governmental authority (domestic or foreign) or any administrative agency which, if adversely determined, would materially impair or affect Guarantor’s financial condition or operations.

14. Agrees that this Guaranty shall be construed in accordance with and governed by the laws of the State of Florida. In the event of any legal proceeding arising out of or related to this Guaranty, Guarantor consents to the jurisdiction and venue of any court located in Hillsborough County, Florida.

15. Agrees that this Guaranty shall inure to the benefit of Bank and its successors and assigns, and shall be binding upon and enforceable against Guarantor and its personal representatives, heirs, successors and assigns.

16. For purposes of this Guaranty, “Triggering Event” shall mean the occurrence of any of the following: (a) the Property or any part thereof becomes an asset in a bankruptcy, liquidation, insolvency or similar proceeding; (b) Borrower or any guarantor of the Loan commences a bankruptcy, liquidation, insolvency or similar proceeding or a bankruptcy, liquidation, insolvency or similar proceeding is commenced against Borrower or any guarantor of the Loan; (c) any application for the appointment of a custodian, receiver, trustee or examiner for Borrower or any guarantor of the Loan; (d) Borrower or any guarantor of the Loan makes an assignment for the benefit of creditors or admits in writing that it is insolvent or unable to pay its debts as they become due; (e) Borrower fails to deliver any report, financial statement, information or other reporting material as required under any of the Loan Documents within ten (10) business days of the date such reporting is due after a reasonable time to cure such default; (f) Borrower fails to obtain Bank’s prior written consent to any Transfer (as defined below), other than Transfers expressly permitted under the Loan Documents; (g) any fraud, intentional misrepresentation or failure to disclose a material fact by Borrower, any guarantor of the Loan or any affiliate or agent of any of them in (i) the application for the Loan or the Loan Documents, (ii) any financial statement, certificate, report or other document furnished by Borrower or any guarantor of the Loan to Bank in connection with the Loan, or (iii) any request for Bank’s consent made during the term of the Loan; (h) any misapplication or misappropriation of (i) insurance proceeds or condemnation awards in violation of the Loan Documents, or (ii) rent received by Borrower after the occurrence of an Event of Default; (i) any damage to or loss of all or any part of the Property as a result of waste, gross negligence or willful misconduct by Borrower or its agents; (j) any criminal acts, gross negligence or willful misconduct of Borrower, any guarantor of the Loan, any principal of Borrower or any affiliate of any of the foregoing resulting in the seizure, forfeiture or loss of all or any part of the Property; (k) if Borrower fails to obtain Bank’s prior written consent to any financing or other lien or encumbrance affecting the Property; (1) if Borrower voluntarily terminates, defaults under (and such default is not cured within the period prescribed for same) or modifies any Lease in any material respect without Bank’s prior written consent; (m) Borrower amends or modifies in any material respect, terminates, cancels or accepts a surrender of any Lease or waives any material term or provision of any Lease, in each case without Bank’s prior written consent; (n) Borrower fails to pay any taxes or assessments against the Property but only to the extent that the revenue from the Property is sufficient to pay taxes; (o) Borrower fails to obtain and maintain any insurance policy in accordance with the Loan Documents but only to the extent that the revenue from the Property is sufficient to pay insurance premiums; or (p) the material breach of any representation, warranty, covenant or indemnification provision in that certain Environmental Agreement and Indemnity dated of even date herewith executed by Borrower and the guarantor(s) set forth on the signature pages thereto, the Loan Agreement or any other Loan Document concerning environmental laws, hazardous substances and asbestos. For purposes of this Guaranty, “Transfer” shall mean the sale, transfer, conveyance, mortgage, pledge or assignment of (i) the Property or any part thereof, or any direct legal or beneficial interest therein; or (ii) any ownership interest in Borrower.

17. JURY TRIAL WAIVER. NEITHER GUARANTOR, NOR ANY SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF GUARANTOR, OR BANK, NOR ANY PARTIES CLAIMING UNDER THEM, OR ANY SUCH OTHER PERSON OR ENTITY, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY OF THE OTHER LOAN DOCUMENTS, ANY RELATED INSTRUMENT OR AGREEMENT, ANY COLLATERAL FOR THE PAYMENT HEREOF OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ENTITIES, OR ANY OF THEM. NEITHER GUARANTOR, NOR BANK NOR ANY SUCH PERSON OR ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH AN ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. GUARANTOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY GUARANTOR, BORROWER AND BANK, THAT GUARANTOR AND BORROWER WERE ABLY REPRESENTED BY LICENSED ATTORNEYS AT LAW IN THE NEGOTIATION OF THIS SECTION AND THAT GUARANTOR AND BORROWER BARGAINED AT ARM’S LENGTH AND IN GOOD FAITH AND WITHOUT COERCION OR DURESS.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Guarantor has caused this Guaranty Agreement to be duly executed effective as of the date first above written.

GUARANTOR:

/s/ DAVID SOBELMAN
DAVID SOBELMAN, individually

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